                                                                 Exhibit 10.15.1
                                                              Contract #: T1061F
                                                                      Amend: # 2

                        NORTHERN BORDER PIPELINE COMPANY
                        U. S. SHIPPERS SERVICE AGREEMENT

               AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


This amended Exhibit A is entered into at Omaha, Nebraska as of this 16th day of October, 1997, by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and ENRON CAPITAL & TRADE RESOURCES CORP., a DELAWARE corporation, hereinafter referred to as "Shipper".

WHEREAS, Shipper and Company have entered into a Northern Border Company U. S. Shippers Service Agreement #TI061F dated August 5, 1997, as amended (hereafter referred to as "Agreement"); and

WHEREAS, Shipper desires to permanently release to its Designated Replacement Shipper, Industrial Energy Applications, Inc., 15,000 Mcf/Day of its capacity from Ventura, Iowa to Manhattan, Illinois under this U.S. Shippers Service Agreement #T106IF as amended; and

WHEREAS, Shipper and Company intend that the Amended Exhibit A of U.S. Shippers Service Agreement #TI061F will become effective upon the Billing Commencement Date of U.S. Shippers Service Agreement #T1061F.

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

AMENDED EXHIBIT A

Exhibit A to the Agreement is hereby superseded by the attached Exhibit A.

                        NORTHERN BORDER PIPELINE COMPANY
                        U. S. SHIPPERS SERVICE AGREEMENT

               AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year set forth above.

ATTEST:                            NORTHERN BORDER PIPELINE COMPANY
                                   By: Northern Plains Natural Gas Company,
                                        Operator

/s/ Eva Neufeld                    By: /s/ Robert A. Hill
-------------------------              --------------------------
Assistant Secretary
                                   Title: Vice President
                                          -----------------------

WITNESS:                           ENRON CAPITAL & TRADE RESOURCES CORP.


/s/ Mike Lynch                     By: /s/ Julia Gomez
-------------------------              --------------------------

                                   Title: Vice President
                                          -----------------------

                        NORTHERN BORDER PIPELINE COMPANY
                        U. S. SHIPPERS SERVICE AGREEMENT

               AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


   Company:                          NORTHERN BORDER PIPELINE COMPANY

   Company's Address:                1111 South 103rd Street
                                     Omaha, Nebraska 68124-1000

   Shipper:                          ENRON CAPITAL & TRADE RESOURCES CORP.
                                     Attn: Mr. Mike Legler

   Shipper's Address:                1400 Smith
                                     EB 3109A
                                     Houston, TX 77002-7361

                                                              Maximum       Minimum         Maximum
                                  Role         Maximum        Receipt       Delivery        Receipt        Minimum
                                 (Notes        Quantity      Pressure       Pressure      Temperature    Temperature
Points                          1 and 3)      (MCF/Day)       (PSIG)         (PSIG)          ((degree)F)            ((degree)F)
----------------------------- -------------- -------------- ------------ --------------- -------------- ---------------
Ventura, IA                        RD            45,000          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -
                                   PD            45,000          -             -               -              -
                                   DD            45,000          -             -               -              -

Grundy Center, IA                  RD            45,000          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -
                                   PD            45,000          -            800              -              32
                                   DD            45,000          -             -               -              -

Beaman, IA                         RD             5,100          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -
                                   PD             5,100          -            839              -              32
                                   DD             5,100          -             -               -              -

Tama, IA                           RD               880          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -
                                   PD               880          -            816              -              32
                                   DD               880          -             -               -              -

Amana, IA                          RD            16,350          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -
                                   PD            16,350          -            783              -              -
                                   DD            16,350          -             -               -              -

                                      -3-

                        NORTHERN BORDER PIPELINE COMPANY
                        U. S. SHIPPERS SERVICE AGREEMENT

               AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT

                                                              Maximum       Minimum         Maximum
                                  Role         Maximum        Receipt       Delivery        Receipt        Minimum
                                 (Notes        Quantity      Pressure       Pressure      Temperature    Temperature
Points                          1 and 3)      (MCF/Day)       (PSIG)         (PSIG)          ((degree)F)            ((degree)F)
----------------------------- -------------- -------------- ------------ --------------- -------------- ---------------
Harper, IA                         RD            45,000          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -
                                   PD            45,000          -            712              -              32
                                   DD            45,000          -             -               -              -

Iowa City, IA                      RD            45,000          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -
                                   PD            45,000          -            600              -              32
                                   DD            45,000          -             -               -              -

Davenport, IA                      RD            45,000          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -
                                   PD            45,000          -            650              -              32
                                   DD            45,000          -             -               -              -

Prophetstown, IL                   RD            45,000          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -
                                   PD            45,000          -            600              -              32
                                   DD            45,000          -             -               -              -

Troy Grove                         RD            45,000          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -
                                   PD            45,000          -            750              -              32
                                   DD            45,000          -             -               -              -

Minooka, IL                        RD            45,000          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -
                                   PD            45,000          -            550              -              32
                                   DD            45,000          -             -               -              -

Channahon, IL                      RD            45,000          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -
                                   PD            45,000          -            850              -              32
                                   DD            45,000          -             -               -              -

Joliet, IL                         RD            45,000          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -
                                   PD            45,000          -            850              -              32
                                   DD            45,000          -             -               -              -

Manhattan, IL                      RD            45,000          -             -               -              -
(Secondary-Note 2)                 TP            45,000          -             -               -              -


                                      -4-

                        NORTHERN BORDER PIPELINE COMPANY
                        U. S. SHIPPERS SERVICE AGREEMENT

               AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT

                                                              Maximum       Minimum         Maximum
                                  Role         Maximum        Receipt       Delivery        Receipt        Minimum
                                 (Notes        Quantity      Pressure       Pressure      Temperature    Temperature
Points                          1 and 3)      (MCF/Day)       (PSIG)         (PSIG)          ((degree)F)            ((degree)F)
----------------------------- -------------- -------------- ------------ --------------- -------------- ---------------

                                   PD            45,000          -            858              -              32
                                   DD            45,000          -             -               -              -

Total Maximum
Receipt Quality:   45,000 MCF



 NOTE 1: The point role will be either PR for physical receipts, RD for receipt by displacement, TP for transfer points, PD for physical deliveries, and DD for delivery by displacement.

 NOTE 2: Should nominations at secondary receipt and delivery points be received which exceed available capacity, volumes will be scheduled in accordance with Northern Border's nomination and scheduling procedures.

 NOTE 3: For receipt or delivery of gas by displacement, Company cannot and does not have an obligation to physically deliver or receive gas at these points. Volumes will be delivered or received at these point(s) only to the extent that corresponding equal or greater volumes are received or delivered by other parties at these points on the same day. These corresponding volumes will be used to displace volumes nominated for delivery or receipt by Shipper.

 NOTE 4: Gas volumes which are nominated/scheduled at a sub primary receipt or delivery point(s) have priority over gas volumes of shipper utilizing such point on a corresponding basis as a secondary receipt or delivery point. Shipper's rights and obligations regarding the use of sub primary points are governed by Subsection 17.1 of the General Terms and Conditions of the Tariff.

                        NORTHERN BORDER PIPELINE COMPANY
                        U. S. SHIPPERS SERVICE AGREEMENT

               AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


This Exhibit A is made and entered into as of October 16, 1997. On the effective date designated by the Federal Energy Regulatory Commission, it shall supersede the Exhibit A dated as Of September 25, 1997.

The effective date of this Exhibit A is November 1, 1998.

ATTEST:                            NORTHERN BORDER PIPELINE COMPANY
                                   By: Northern Plains Natural Gas Company,
                                        Operator

/s/ Eva Neufeld                    By: /s/ Robert A. Hill
-------------------------              --------------------------
Assistant Secretary
                                   Title: Vice President
                                          -----------------------


WITNESS:                           ENRON CAPITAL & TRADE RESOURCES CORP.


/s/ Mike Lynch                     By: /s/ Julia Gomez
-------------------------              --------------------------

                                   Title: Vice President
                                          -----------------------


                                      -6-